Exhibit 99.1

                OMI Announces Time Charter Extensions

    STAMFORD, Conn.--(BUSINESS WIRE)--April 3, 2006--OMI Corporation (NYSE:OMM) of Stamford, Connecticut announced that the Company and a subsidiary of French oil major Total, have extended the time charters for the vessels CHARENTE and ISERE for an additional two years in continuation from their scheduled expirations in September 2006. The extensions will generate approximately $25 million of additional time charter revenue, not including profit sharing, which remains applicable to both charters.
    Craig H. Stevenson, Jr., Chairman and Chief Executive Officer commented "We appreciate the confidence shown in us by Total, which has been our largest, longest-term time-charter customer. The Company now has in excess of $714 million in time charter revenue between now and 2012."
    OMI is a major international tanker owner and operator of crude oil tankers and product carriers. Following completion of previously announced transactions scheduled to be completed in the second quarter of 2006, and delivery of 1 new product carrier in the quarter, the Company's fleet will be 8 owned and 5 chartered-in Suezmaxes and 33 owned and 2 chartered-in product carriers, aggregating 3.6 million dwt.


                                         Year                Charter
Name of Vessel          Type of Vessel   Built       Dwt   Expiration
----------------------------------------------------------------------
CRUDE OIL FLEET:
----------------

Wholly-Owned:
-------------
ARLENE                     Suezmax        2003    165,293      SPOT
INGEBORG                   Suezmax        2003    165,293      SPOT
SOMJIN                     Suezmax        2001    160,183      SPOT
DELAWARE                   Suezmax        2002    159,452      SPOT
DAKOTA                     Suezmax        2002    159,435      SPOT
ADAIR                      Suezmax        2003    159,199      SPOT
ANGELICA                   Suezmax        2004    159,106      SPOT
JANET                      Suezmax        2004    159,100      SPOT
                                               -----------
                                                1,287,061
                                               -----------
Chartered-in:
-------------
POTOMAC                    Suezmax        2000    159,999    May-12(P)
CAPE BONNY                 Suezmax        2005    159,062      SPOT
CAPE BASTIA                Suezmax        2005    159,156    Apr-09
OLIVER JACOB               Suezmax        1999    157,327      SPOT
MAX JACOB                  Suezmax        2000    157,327    May-12(P)
                                               -----------
                                                  792,871
                                               -----------

Total Crude Oil Fleet                           2,079,932
                                               -----------


CLEAN FLEET:
------------

Wholly-Owned:
-------------
NECHES                   Handymax         2000     47,052    Oct-07
SAN JACINTO              Handymax         2002     47,038    Apr-08
MOSELLE                  Handymax         2003     47,037    Feb-09
GUADALUPE                Handymax         2000     47,037    Apr-08
AMAZON                   Handymax         2002     47,037    Apr-08
THAMES                   Handymax         2005     47,036    Oct-06
ROSETTA                  Handymax         2003     47,015    Mar-09
REPUBLICAN               Handymax         2006     47,000    Jun-09(P)
LAUREN                   Handymax         2005     46,955    Dec-07(P)
JEANETTE                 Handymax         2004     46,955    Mar-08(P)
HORIZON                  Handymax         2004     46,955    Dec-08
KANSAS                   Handymax         2006     46,922    Apr-09(P)
WABASH                   Handymax         2006     46,893    Mar-08(P)
BRAZOS                   Handymax         2005     46,889    Dec-08
RUBY                    Handysize         2004     37,384      SPOT
ORONTES                 Handysize         2002     37,383    May-10
OHIO                    Handysize         2001     37,278    May-10
GARONNE                 Handysize         2004     37,278    Apr-09(P)
ASHLEY                  Handysize         2001     37,270      SPOT
MARNE                   Handysize         2001     37,230      SPOT
GANGES                  Handysize         2004     37,178      SPOT
LOIRE                   Handysize         2004     37,106    Feb-09(P)
FOX                     Handysize         2005     37,006    May-10(P)
RHINE                   Handysize         2006     36,993      SPOT
TEVERE                  Handysize         2005     36,990    Jul-10(P)
SAONE                   Handysize         2004     36,986    Jul-09(P)
TRINITY                 Handysize         2000     35,834    Mar-10
MADISON                 Handysize         2000     35,828    Mar-10
RHONE                   Handysize         2000     35,775    May-07(P)
CHARENTE                Handysize         2001     35,751    Sep-08(P)
ISERE                   Handysize         1999     35,438    Sep-08(P)
SEINE                   Handysize         1999     35,407    Aug-08
                                               -----------
                                                1,317,936
                                               -----------
Chartered-in:
-------------
TAMAR                Panamax              2003     70,362    Jul-08
OTTAWA               Panamax              2003     70,297    Apr-08
                                               -----------
                                                  140,659
                                               -----------

Total Clean Fleet                               1,458,595
                                               -----------
Total Fleet                                     3,538,527
                                               -----------

Vessel Under Construction:
--------------------------
PLATTE               Handymax            May-06    47,000    May-09

                                               -----------
Total Fleet with Vessel Under Construction      3,585,527
                                               ===========

(P) Time Charters with Profit Sharing.

    FORWARD-LOOKING INFORMATION

    This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided for under these sections. Wherever we use the words "believes," "estimates," "expects," "plans," "anticipates" and similar expressions identify forward-looking statements. This release contains estimates of time charter and time charter equivalent rates being achieved by our vessels.
    The estimates of time charter revenue are made in good faith and believed to have a reasonable basis. However, they are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied. Such risks include, but are not limited to, future disposals of vessels and breakdown of vessels and resultant time out of service.
    All subsequent written and oral forward-looking statements attributable to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

    CONTACT: OMI Corporation
             Merete Serck-Hanssen, 203-602-6835